                                                                    EXHIBIT 23.3

                          CONSENT OF STUART W. CLIFTON

     The undersigned, STUART W. CLIFTON, hereby consents to being named in the accompanying Registration Statement on Form S-1 of Star Buffet, Inc. (the "Registrant") as about to become a director of the Registrant following completion of the offering of securities which is described in Registration Statement No. 333-32249, which was declared effective on September 24, 1997.

DATED: September 24, 1997
                                          /s/  STUART W. CLIFTON
                                          --------------------------------------
                                               STUART W. CLIFTON
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                         CONSENT OF NORMAN N. HABERMANN

     The undersigned, NORMAN N. HABERMANN, hereby consents to being named in the accompanying Registration Statement on Form S-1 of Star Buffet, Inc. (the "Registrant") as about to become a director of the Registrant following completion of the offering of securities which is described in Registration Statement No. 333-32249, which was declared effective on September 24, 1997.

DATED: September 24, 1997

                                          /s/ NORMAN N. HABERMANN
                                          --------------------------------------
                                              NORMAN N. HABERMANN
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                            CONSENT OF JACK M. LLOYD

     The undersigned, JACK M. LLOYD, hereby consents to being named in the accompanying Registration Statement on Form S-1 of Star Buffet, Inc. (the "Registrant") as about to become a director of the Registrant following completion of the offering of securities which is described in Registration Statement No. 333-32249, which was declared effective on September 24, 1997.

DATED: September 24, 1997
                                          /s/ JACK M. LLOYD
                                          --------------------------------------
                                              JACK M. LLOYD

                             CONSENT OF JOHN NORTH

     The undersigned, JOHN NORTH, hereby consents to being named in the accompanying Registration Statement on Form S-1 of Star Buffet, Inc. (the "Registrant") as about to become a director of the Registrant following completion of the offering of securities which is described in Registration Statement No. 333-32249, which was declared effective on September 24, 1997.

DATED: September 24, 1997
                                          /s/ JOHN NORTH
                                          --------------------------------------
                                              JOHN NORTH

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                          CONSENT OF THOMAS G. SCHADT

     The undersigned, THOMAS G. SCHADT, hereby consents to being named in the accompanying Registration Statement on Form S-1 of Star Buffet, Inc. (the "Registrant") as about to become a director of the Registrant following completion of the offering of securities which is described in Registration Statement No. 333-32249, which was declared effective on September 24, 1997.

DATED: September 24, 1997
                                          /s/ THOMAS G. SCHADT
                                          --------------------------------------
                                              THOMAS G. SCHADT